EXHIBIT 32.1
CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Express, Inc. (the "Company") on Form 10-Q for the quarter ended July 29, 2023 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Timothy Baxter, Chief Executive Officer of the Company, and Jason Judd, Senior Vice President, Chief Financial Officer and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of each of their knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company and its subsidiaries.

Date: September 6, 2023

/s/ Timothy Baxter
Timothy Baxter
Chief Executive Officer

/s/ Jason Judd
Jason Judd
Senior Vice President, Chief Financial Officer and Treasurer